Exhibit 99.4

ROBERT HALF INTERNATIONAL INC.

OUTSIDE DIRECTORS’ OPTION PLAN

OPTION AGREEMENT

THIS OPTION AGREEMENT (the “Agreement”), is made and entered into as of              (the “Grant Date”), between Robert Half International Inc., a Delaware corporation (the “Company”) and              (“Optionee”). Capitalized terms not defined herein shall have the meanings assigned to them in the Company’s Outside Directors’ Option Plan (the “Plan”), a copy of which Optionee acknowledges having received and reviewed. The Plan is incorporated by reference into this Agreement.

THE PARTIES AGREE AS FOLLOWS:

1. Grant of Option. Pursuant to the Plan, the Company grants to Optionee, effective as of the Grant Date set forth above, an Option to purchase              shares of Stock. Such Option shall be on the terms and conditions set forth herein and in the Plan.

2. Exercise Price. The exercise price for the Stock subject to the Option is $             per share (the “Exercise Price”), which is 100% of the value of a share on the Grant Date.

3. Exercise of Options.

3.1. Time of Exercise. The Option shall be exercisable, in whole or in part, as to that portion of the Option which is then vested, until the Option terminates in accordance with the Plan.

3.2. Manner of Exercise. Optionee may exercise all or any portion of the Option which is then vested, by giving written notice as specified herein, accompanied by a copy of a Stock Purchase Agreement in substantially the form attached hereto as Exhibit A (or, at the option of the Company, such other form of stock purchase agreement as shall then be acceptable to the Company) executed by Optionee.

3.3. Payment. Payment of the exercise price shall be made in full at the time written notice of exercise of the Option is given to the Company in such manner permitted by the Plan as Optionee shall determine; provided, however, that payment as provided by Section 5.7.1 of the Plan is no longer permitted. Promptly thereafter, the Company shall deliver to Optionee (or other person entitled to exercise the Option) a certificate or certificates for the requisite number of shares of Stock.

4. Issuance of Shares.

4.1. Legality of Issuance. The Company shall not be obligated to sell or issue any Stock pursuant to this Agreement if such sale or issuance, in the opinion of the Company and the Company’s counsel, would constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act.

4.2. Registration or Qualification of Securities. The Company may, but shall not be required to, register or qualify the issuance of the Option or any Stock under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of the Option or the issuance or sale of Stock pursuant hereto to comply with any law.

5. Restriction on Transfer. Regardless of whether the sale of the Stock has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of Stock (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.

6. Restrictive Legends. Certificates evidencing Stock may bear such restrictive legends as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.

7. Assignment; Binding Effect. The Option is not assignable or transferable by Optionee except as permitted by the Plan. During the life of Optionee, the Option is exercisable only by Optionee or, in the event of disability of the Optionee, by Optionee’s guardian or legal representative. Any attempt by Optionee to assign, pledge, transfer, hypothecate, or otherwise dispose of the Option in a manner not herein permitted, and any levy of execution, attachment, or similar process on the Option, shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto.

8. Damages. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages and attorneys’ fees, resulting from a disposition of Stock that is not in conformity with the provisions of this Agreement.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court for the state and county in which the Company’s principal executive office is located or the United States District Court for the district in which such office is located, and each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons and complaint in a manner provided for delivery of notices set forth herein.

10. Notices.

10.1 Notice of Exercise. A notice of exercise of the Option shall be in writing, and shall be delivered to the Company, Attention: Secretary, at the address specified below, by hand, by courier or by facsimile transmission. Notice complying with this subsection shall be deemed received on the date received by the Secretary of the Company.

10.2. Other Notices. All other notices, communications and documents under this Agreement shall be in writing. Notices, communications, and documents that are not delivered by hand shall be mailed by registered or certified mail, return receipt requested, postage prepaid. All mailings and deliveries under this subsection shall be deemed received only when actually received by the Secretary of the Company.

10.3. Addresses. All notices, communications, and documents directed to the Company and related to this Agreement, if not delivered by hand, shall be mailed to the Company’s principal executive office, Attention: Secretary. The current address of the Company’s principal executive office is:

Robert Half International Inc.

2884 Sand Hill Road

Menlo Park, CA 94025

All notices, communications, and documents intended for Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee’s address as shown in the Company’s records, or such other address as Optionee may specify by notice.

11. Tax Advice. Optionee represents and acknowledges that the Company has made no warranties or representations to Optionee with respect to the income tax consequences of the transactions contemplated by this Agreement, and Optionee is in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences.

12. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each such counterpart were upon a single instrument, and all counterparts shall be deemed an original of this Agreement.

13. Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ROBERT HALF INTERNATIONAL INC.

By
Harold M. Messmer, Jr. Chairman and Chief Executive Officer

Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

Optionee

Exhibit A

Robert Half International Inc.

Outside Directors’ Option Plan

Exercise

The undersigned acknowledges the exercise of the following option previously granted under the Robert Half International Inc. Outside Directors’ Option Plan:

Grant Date	Number of Shares	Per Share Exercise Price

The aggregate exercise price is $            .

This exercise is governed by the terms and conditions of the Outside Directors’ Option Plan, the terms and conditions of the Stock Option Agreement pursuant to which the foregoing option was granted and such other policies and procedures that have been adopted from time to time by the Administrator of the Outside Directors’ Option Plan. I have sought and received such tax and legal advice as I have deemed necessary in deciding to exercise this Option. My decision concerning this exercise is based solely upon my own evaluation and not upon any advice, counsel or inducement from Robert Half International Inc. or any of its officers, employees or agents.

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